SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           CHECK THE APPROPRIATE BOX:

                         [ ] PRELIMINARY PROXY STATEMENT
                         [X] DEFINITIVE PROXY STATEMENT
                       [ ] DEFINITIVE ADDITIONAL MATERIALS
        [ ] SOLICITING MATERIAL PURSUANT TO RULE 14a-11(c) OR RULE 14a-12
                [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
                       (AS PERMITTED BY RULE 14a-6(e)(2))

                         ACI TELECENTRICS, INCORPORATED

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                               [X] NO FEE REQUIRED
  [ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(i)(4) AND 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:

                         ACI TELECENTRICS, INCORPORATED

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 23, 2002


TO THE SHAREHOLDERS OF ACI TELECENTRICS, INCORPORATED:

         The 2002 Annual Meeting of Shareholders of ACI Telecentrics, Incorporated will be held at the offices of Fredrikson & Byron, P.A. in the Pipestone Conference Room on the 13th Floor of the International Centre, 900 Second Avenue South, Minneapolis, Minnesota at 2:30 p.m. on Thursday, May 23, 2002, for the following purposes:

1.       To set the number of members of the Board of Directors at six (6).

2.       To elect members of the Board of Directors.

3. To approve the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

4. To take action on any other business that may properly come before the meeting or any adjournment thereof.

         Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the Company's 2001 Annual Report to Shareholders.

         Only shareholders of record as shown on the books of the Company at the close of business on April 2, 2002 will be entitled to vote at the 2002 Annual Meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

         You are cordially invited to attend the 2002 Annual Meeting. Whether or not you plan to attend the 2002 Annual Meeting, please sign, date and mail the enclosed form of Proxy in the return envelope provided as soon as possible. The Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. The prompt return of proxies will help your Company avoid the unnecessary expense of further requests for proxies.


                                        By Order of the Board of Directors,




                                        Rick N. Diamond
                                        CHIEF EXECUTIVE OFFICER

Dated: April 15, 2002
       Minneapolis, Minnesota

                         ACI TELECENTRICS, INCORPORATED

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  MAY 23, 2002


         The accompanying Proxy is solicited by the Board of Directors of ACI Telecentrics, Incorporated (the Company) for use at the 2002 Annual Meeting of Shareholders of the Company to be held on May 23, 2002, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof.

         The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

         Any shareholder giving a Proxy may revoke it any time prior to its use at the 2002 Annual Meeting by giving written notice of such revocation to the Secretary or any other officer of the Company or by filing a later dated written Proxy with an officer of the Company. Personal attendance at the 2002 Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a later dated Proxy is delivered to an officer before the revoked or superseded Proxy is used at the 2002 Annual Meeting. Proxies will be voted as directed therein. Proxies which are signed by shareholders but which lack specific instruction with respect to any proposal will be voted in favor of such proposal as set forth in the Notice of Meeting or, with respect to the election of directors, in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will therefore have the same effect as a vote against the proposal.

         The mailing address of the principal executive office of the Company is 3100 West Lake Street, Suite 300, Minneapolis, Minnesota 55416. The Company expects that this Proxy Statement, the related Proxy and Notice of Meeting will first be mailed to shareholders on or about April 15, 2002.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed April 2, 2002 as the record date for determining shareholders entitled to vote at the 2002 Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the 2002 Annual Meeting. At the close of business on April 2, 2002, there were 5,781,485 shares of the Company's Common Stock, no par value, issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the 2002 Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.

               PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

         The following table provides information as of April 2, 2002 concerning the beneficial ownership of the Company's Common Stock by (i) the persons known by the Company to own more than 5% of the Company's outstanding Common Stock,
(ii) each director of the Company, (iii) the named executive officers in the Summary Compensation Table, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.

        Name (and Address of 5%              Number of Shares          Percent
      Owner) or Identity of Group         Beneficially Owned (1)       of Class

Rick N. Diamond                                2,200,000 (2)            34.3%
3100 West Lake Street. Suite 300
Minneapolis, MN 55416

Gary B. Cohen                                  2,200,000 (3)            34.3%
3100 West Lake Street, Suite 300
Minneapolis, MN 55416

Dana A. Olson                                    178,000 (4)             2.8%

Phillip T. Levin                                  76,000 (5)             1.2%

Lois J. Dirksen                                   71,908 (6)             1.1%

Thomas F. Madison                                 40,000 (7)              *

William E. Sorenson                               40,000 (8)              *

Seymour Levy                                      36,000 (9)              *

Douglas W. Franchot                               35,000 (10)             *

All Executive Officers and Directors           4,876,908                76.1%
as a Group (9 Individuals)

* Less than 1%.

(1) Under the rules of the Securities and Exchange Commission (SEC), shares not actually outstanding are nevertheless deemed to be beneficially owned by a person if such person has the right to acquire the shares within 60 days. Pursuant to such SEC rules, shares deemed beneficially owned by virtue of a person's right to acquire them are also treated as outstanding when calculating the percent of class owned by such person and when determining the percentage owned by a group.

(2) Includes 100,000 shares which may be purchased by Mr. Diamond upon exercise of currently exercisable options.

(3) Includes 40,000 shares held by the Cohen Family Trust U/A dated 6/11/99 and 100,000 shares which may be purchased by Mr. Cohen upon exercise of currently exercisable options.

(4) Includes 178,000 shares which may be purchased by Mr. Olson upon exercise of currently exercisable options.

(5) Includes 35,000 shares which may be purchased by Mr. Levin upon exercise of currently exercisable options.

(6) Includes 67,500 shares which may be purchased by Ms. Dirksen upon exercise of currently exercisable options.

(7) Includes 40,000 shares which may be purchased by Mr. Madison upon exercise of currently exercisable options.

(8) Includes 40,000 shares which may be purchased by Mr. Sorenson upon exercise of currently exercisable options.

(9) Includes 35,000 shares which may be purchased by Mr. Levy upon exercise of currently exercisable options.

(10) Includes 35,000 shares which may be purchased by Mr. Franchot upon exercise of currently exercisable options.


                              ELECTION OF DIRECTORS
                              (PROPOSALS #1 AND #2)

         The Bylaws of the Company provide that the number of directors, which shall be not less than one, shall be the number set by the shareholders. The Board of Directors unanimously recommends that the number of directors be set at six and that six directors be elected. Unless otherwise instructed, the Proxies will be so voted.

         Under applicable Minnesota law, approval of the proposal to set the number of directors at six and the election of the nominees to the Board of Directors require the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

         In the absence of other instruction, the Proxies will be voted for each of the individuals listed below. If elected, such individuals shall serve until the next annual meeting of shareholders and until their successors shall be duly elected and shall qualify. All of the nominees are members of the present

Board of Directors. If, prior to the 2002 Annual Meeting of Shareholders, it should become known that any one of the following individuals will be unable to serve as a director after the 2002 Annual Meeting by reason of death, incapacity or other unexpected occurrence, the Proxies will be voted for such substitute nominee(s) as is selected by the Board of Directors. Alternatively, the Proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.

       Name of                         Current Position           Director
  Director/Nominee      Age            with the Company            Since

Rick N. Diamond          39      Chairman of the Board, Chief
                                 Executive Officer                 1987

Gary B. Cohen            40      President and Director            1987

Seymour Levy             78      Director                          1996

Douglas W. Franchot      56      Director                          1996

Phillip T. Levin         58      Director                          1996

Thomas F. Madison        66      Director                          1996


                  BUSINESS EXPERIENCE OF THE DIRECTOR NOMINEES

         RICK N. DIAMOND is co-founder of the Company and has served as the Chief Executive Officer and a director of the Company since its inception in 1987. Mr. Diamond holds a B.A. degree from the University of Wisconsin-Madison and J.D. degree from Washington University-School of Law in St. Louis, Missouri. Prior to and since founding the Company, he has been active in community and business affairs.

         GARY B. COHEN is co-founder of the Company and has served as the Company's President and as a director since its inception in 1987. Mr. Cohen holds a B.S. degree from the University of Minnesota. Prior to and since founding the Company, he has been active in community and business affairs.

         SEYMOUR LEVY has served as President of Sy Levy & Associates, Inc., a management and organizational consulting firm since 1974.

         DOUGLAS W. FRANCHOT has served as President of Franchot, Cohen & Associates, an executive search consulting company since August 1999.

         PHILLIP T. LEVIN has served as a director and officer of Metacom, a distributor of audio cassettes, since he co-founded it in 1970. Mr. Levin has also served as Chairman of the Board of Directors of Zomax, Incorporated, a manufacturer of compact discs, since April 1996.

         THOMAS F. MADISON has served as President and CEO of MLM Partners, a venture capital firm since January 1993. From February 1994 to September 1994, Mr. Madison served as Vice Chair and Office of the CEO of Minnesota Mutual Insurance. From July 1988 to December 1992, Mr. Madison served as President --

US WEST Communications Markets. Mr. Madison also serves on the Board of Directors of Valmont Industries, Inc., Delaware Group of Funds, Rimage Corporation, and Digital River, Inc.


                          BOARD AND COMMITTEE MEETINGS

         During fiscal 2001, the Board of Directors held five formal meetings. No director attended less than 75% of the meetings of the Board and the committees on which such director served during 2001. The Company's Board of Directors has three standing committees, the Audit Committee, the Compensation Committee, and the Strategic Planning Committee.

         The Audit Committee members are Phillip T. Levin, Thomas F. Madison and Douglas W. Franchot. This committee reviews the selection and work of the Company's independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. During 2001, the Audit Committee met twice.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The Audit Committee of the Board of Directors is responsible for selecting auditors, ensuring the fiscal integrity of the Company and establishing and reviewing internal controls. The Audit Committee adopted a Charter of its responsibilities on May 26, 2000 which was filed as an Appendix to the proxy statement for the Company's 2001 annual meeting. The Audit Committee is comprised of the following directors: Thomas F. Madison, Chair; Douglas W. Franchot; and Phillip T. Levin.

         The Board of Directors believes that the Audit committee's current composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition. Rule 4310(c)(26)(B)(iii) includes the requirement that audit committee members be "independent directors" as defined by NASD Rule 4200(a)(14). All of the members of the Audit Committee have substantial experience in financial matters and business operations.

         The Audit Committee has (i) reviewed and discussed the Company's audited financial statements with management; (ii) discussed with the Company's independent auditors, Deloitte & Touche LLP, the matters required to be discussed by Statement on Auditing Standards No. 61; (iii) received from the auditors disclosures regarding the auditors' independence in accordance with Independence Standards Board Standard No. 1 and discussed with the auditors the auditors' independence; and (iv) considered whether the level of non-audit services provided by Deloitte & Touche LLP is compatible with maintaining the independence of its auditors.

         Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the year ended December 31, 2001 be included in the Company's 2001 Annual Report on Form 10-KSB for filing with the SEC. In addition, the Audit Committee, through its Chair, reviewed the Company's quarterly results prior to public release.

         Thomas F. Madison, Chair      Douglas W. Franchot      Philip T. Levin
         Audit Committee of ACI Telecentrics, Inc. Board of Directors

         The Compensation Committee members are Seymour Levy, Phillip T. Levin and Douglas W. Franchot. This committee recommends to the Board of Directors from time to time the salaries to be paid to executive officers of the Company and any plan for additional compensation it deems appropriate. In addition, this committee is vested with the same authority as the Board of Directors with respect to the granting of options and the administration of the Company's 1996 Stock Option Plan. During 2001, the Compensation Committee met twice.

         The Strategic Planning Committee, which was established during 2001, investigates strategic alternatives for the Company. The committee members are Thomas F. Madison, Rick N. Diamond, and Gary B. Cohen. The Strategic Planning Committee met twice in 2001.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding compensation paid or accrued during each of the Company's last three fiscal years to the Chief Executive Officer, and the four other most highly compensated executive officers of the company whose salary and bonus exceeded $100,000 in the last fiscal year.

                                                     Annual Compensation         Long Term Compensation
                                            ----------------------------------   ----------------------
Name And Principal Position   Fiscal Year   Salary($)     Bonus($)    Other($)          Options
Rick N. Diamond,                 2001        287,308           --     28,434(1)              --
Chief Executive Officer          2000        249,135       14,653     24,260            100,000
                                 1999        157,836       12,138     16,706                 --

Gary B. Cohen,                   2001        287,308           --     27,613(1)              --
President                        2000        249,135       14,653     22,432            100,000
                                 1999        157,836       12,138     14,325                 --

Dana A. Olson,                   2001        187,462           --      6,500(1)              --
Chief Operating Officer          2000        179,417       14,653      5,500             45,000
                                 1999        140,000       12,138         --                 --

Lois J. Dirksen,                 2001        150,000           --         --                 --
Executive Vice President of      2000        147,538       14,653         --             30,000
     Client Services             1999        101,308       12,138         --              7,500

William E. Sorenson,             2001        175,000           --         --                 --
Chief Information Officer        2000        159,120           --         --             40,000

(1) Other compensation reported represents (a) the premiums paid by the company for life and disability insurance for the benefit of such officer, (b) value of personal use portion of company provided automobile, (c) auto allowance, and (d) personal expenses paid for by the Company. The dollar value of each such benefit for the year ended December 31, 2001 is R. Diamond (a) $15,759, (b) $5,699, (c) $0; and
         (d) $6,976; G. Cohen (a) $13,104, (b) $7,849, (c) $0, and (d) $6,660;
         and D. Olson (a) $0, (b) $0, (c) $6,500, and (d) $0.

OPTION GRANTS DURING 2001 FISCAL YEAR

         No stock options were granted during fiscal 2001 to the named executive officers in the Summary Compensation Table.

OPTION EXERCISES DURING 2001 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         No options were exercised during fiscal 2001 by the named executive officers in the Summary Compensation Table. The following table provides information as to the number and value of options held by such persons at December 31, 2001. The Company does not have any outstanding stock appreciation rights.

                                                               Value of
                                                              Unexercised
                          Number of Unexercised              in-the-Money
                               Options at                     Options at
                            December 31, 2001              December 31, 2001
Name                    Exercisable/Unexercisable      Exercisable/Unexercisable

Rick N. Diamond           100,000           --            $ --         $   --
Gary B. Cohen             100,000           --              --             --
Dana A. Olson             178,000       12,000             960          1,440
Lois J. Dirksen            67,500        3,000             715            360
William E. Sorenson        40,000           --              --             --

COMPENSATION TO DIRECTORS

         Non-employee members of the Board of Directors receive a per-meeting payment of $750 for formal meetings. In addition, during the year 2001, the Board of Directors granted to each director nonqualified options to purchase 4,000 shares of Common Stock, with the exception of Mr. Madison who was granted 10,000 shares, all of which became exercisable immediately.

         Franchot, Cohen, & Associates, an executive search firm, billed the Company $0, $59,000 and $0 for services provided to the Company in 2001, 2000 and 1999, respectively. Douglas W. Franchot, a director of the Company, is President of Franchot, Cohen & Associates.

EMPLOYMENT AGREEMENTS AND BUY/SELL ARRANGEMENTS

         Each of Mr. Diamond and Mr. Cohen has entered into an employment agreement dated June 30, 1996, with the Company. These agreements have an initial term of two years with automatic one year extensions, unless terminated in writing within sixty (60) days prior to the renewal date. The agreements provide for a minimum annual base salary, currently at $300,000. If employment is terminated by either party following the initial two-year term, Mr. Diamond and Mr. Cohen will receive 12 months salary and health benefits. These agreements require each of Mr. Diamond and Mr. Cohen to vote his shares for election of the other to serve on the Company's Board of Directors. Each of these agreements includes strict confidentiality protections and prohibits each of Mr. Diamond and Mr. Cohen from competing with the Company for a period equal to the period during which the Company is obligated to make severance payments.

         Each of Mr. Diamond and Mr. Cohen has entered into a Buy/Sell Agreement with the Company and each other. These Agreements give each of Mr. Diamond and Mr. Cohen the option to purchase shares of the Company's stock from the other in the event the other dies, attempts a voluntary sale of stock, or is subject to a possible involuntary transfer of the stock. In addition, these Agreements require each of Mr. Diamond and Mr. Cohen to maintain life insurance on each other and to use the proceeds thereof to purchase shares from the decedent's estate at fair market value. The Company has an option to purchase any shares not purchased by Mr. Diamond or Mr. Cohen, as the case may be. In all instances, purchase options are at fair market value, as measured by the average market price of the Company's publicly traded common stock over a period of 90 days prior to the event giving rise to an option.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by it, the Company believes that, during fiscal year 2001, all officers, directors and greater than ten-percent beneficial owners complied with the applicable filing requirements.

CERTAIN TRANSACTIONS

        STOCK OPTION VOTING AGREEMENT. Each holder of stock options under the Company's 1996 Stock Option Plan has entered into a voting agreement which grants to Mr. Diamond and Mr. Cohen (acting jointly) the voting rights for all shares acquired pursuant to exercise of such options, until the earlier of five years from date of exercise or until the holder sells such shares in the public market. Shares sold into the public market will not thereafter be subject to the voting agreement.


                        APPROVAL OF SELECTION OF AUDITORS
                                  (PROPOSAL #3)

         Deloitte & Touche LLP acted as the Company's independent auditors for the fiscal year ended December 31, 2001, and has been selected to act as the Company's auditors for fiscal 2002. Although it is not required to do so, the Board wishes to submit the selection of Deloitte & Touche LLP to the shareholders for approval. In the event the shareholders do not approve such selection, the Board will reconsider its selection.

         A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting of Shareholders. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

         During fiscal year 2001, Deloitte & Touche LLP provided various audit, audit-related, and non-audit services to the company as follows:

a)       Audit Fees:
         Aggregate fees billed for professional services rendered for the audit of the Company's 2001 annual financial statements and review of financial statements in the Company's Form 10-QSB Reports were $48,750.

b)       Financial Information Systems Design and Implementation Fees:
         None.

c)       All Other Fees:
         All other fees for 2001, principally consisting of fees for tax consulting, agreed upon procedure reports, benefit plan audit and other services were $48,667.

                                 OTHER BUSINESS

        Management knows of no other matters to be presented at the 2002 Annual Meeting. If any other matter properly comes before the 2002 Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

        Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2003 Annual Meeting must be received by the Company by December 16, 2002 to be includable in the Company's proxy statement and related proxy for the 2003 Annual Meeting.

        Also, if a shareholder proposal intended to be presented at the 2003 annual meeting but not included in the Company's proxy statement and proxy is received by the Company after March 1, 2003, then management named in the Company's proxy form for the 2003 annual meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's materials.

                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2001, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

                                   FORM 10-KSB

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-KSB. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE ADVANCE PAYMENT OF REASONABLE FEES. REQUESTS FOR A COPY OF THE FORM 10-KSB AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO WILLIAM C. NOLTE, CHIEF FINANCIAL OFFICER, ACI TELECENTRICS, INCORPORATED, 3100 WEST LAKE STREET, SUITE 300, MINNEAPOLIS, MINNESOTA 55416. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF APRIL 2, 2002, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 2002 ANNUAL MEETING OF SHAREHOLDERS. COPIES OF THE COMPANY'S 10KSB, PROXY AND OTHER INFORMATION MAY ALSO BE OBTAINED FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        Rick N. Diamond, Chief Executive Officer

Dated: April 15, 2002

                                  VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to ACI Telecentrics, Inc., c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.





                       [ARROW] PLEASE DETACH HERE [ARROW]


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL.

1.   Set the number of directors at six (6).                                    [ ] For              [ ] Against         [ ] Abstain

2.   Election of directors:   01 Rick N. Diamond   04 Douglas W. Franchot             [ ] Vote FOR             [ ] Vote WITHHELD
                              02 Gary B. Cohen     05 Phillip T. Levin                    all nominees             from all nominees
                              03 Seymour Levy      06 Thomas F. Madison                   (except as marked)
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(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE          |                                                  |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)        |__________________________________________________|


3.   Approval of Deloitte & Touche LLP as independent auditors for the
     fiscal year ending December 31, 2002.                                      [ ] For              [ ] Against         [ ] Abstain


4.   Other Matters. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the
     Annual Meeting.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL
SPECIFICALLY IDENTIFIED ABOVE.


Address Change? Mark Box [ ]   Indicate changes below:                                               Date ____________________, 2002

                                                                                 __________________________________________________
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                                                                                |__________________________________________________|
                                                                                Signature(s) in Box
                                                                                PLEASE DATE AND SIGN ABOVE exactly as name appears
                                                                                at the left, indicating, where proper, official
                                                                                position or representative capacity. For stock held
                                                                                in joint tenancy, each joint owner should sign.
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